Exhibit 10.2

SECOND ADDENDUM TO THE TERM LOAN FACILITY AGREEMENT

Between

ASP ISOTOPES INCORPORATED

("ASPI")

and

ASP ISOTOPES SOUTH AFRICA PROPRIETARY LIMITED

("Lender")

and

RENERGEN LIMITED

("Borrower")

each hereinafter referred to individually as a Party and collectively as the Parties.

Table of Contents

Table of Contents

1.	DEFINITIONS AND INTERPRETATION	3
2.	INTRODUCTION	3
3.	AMENDMENT	3
4.	CONFLICT	4
5.	COUNTERPARTS	4
6.	GENERAL	4
7.	SIGNATURE	4

WHEREBY the Parties agree as follows -

1.
DEFINITIONS AND INTERPRETATION
1.1
Capitalised terms used but not defined in this Second Addendum shall, unless otherwise stated, bear the meanings given to them in the Term Loan Facility Agreement (as defined below).
1.2
For the purposes of interpretation, this Second Addendum and the Term Loan Facility Agreement shall at all times be read together.
1.3
In the Term Loan Facility Agreement and the Second Addendum, the following words shall, unless otherwise stated or inconsistent with the context in which they appear, bear the following meanings and other words derived from the same origins as such words (that is, cognate words) shall bear corresponding meanings:
1.4
"Initial Signature Date" means 19 May 2025;
1.5
"Term Loan Facility Agreement" means the written term loan facility agreement, entered into between the Parties on the Initial Signature Date, as amended from time to time; and
1.6
"Signature Date" means the date when this Second Addendum is signed by the last Party in time to do so.
2.
INTRODUCTION
2.1
The Parties entered into a term loan facility agreement on 19 May 2025 (the Original Agreement).
2.2
The Parties thereafter entered into a first addendum to the Original Agreement dated 15 January 2026 (the First Addendum), pursuant to which the aggregate facility amount and certain repayment provisions were amended.
2.3
The Original Agreement, as amended by the First Addendum, is referred to in this Second Addendum as the “Term Loan Facility Agreement”.
2.4
In light of the Borrower’s ongoing funding requirements, the Parties now wish to further amend the Term Loan Facility Agreement to increase the aggregate principal amount of the loan facility from USD 35,500,000 to USD 39,500,000.
2.5
This Second Addendum records and formalises the agreed amendments to the Term Loan Facility Agreement.
3.
AMENDMENT
3.1
With effect from the Signature Date, the Parties hereby agree to amend the following clauses in the Term Loan Facility Agreement in accordance with clause 23.2 of the Term Loan Facility Agreement, as follows:
3.1.1
Clause 3.1.18 is deleted and replaced with:

“3.1.18 Facility Amount means the ZAR equivalent of USD 39,500,000 (thirty-nine million five hundred thousand United States Dollars), to be converted by the Lender on the date of any Advance based on the ZAR to United States Dollar conversion rate quoted by the Lender’s South African bank on the relevant Advance Date;”

4.
CONFLICT
4.1
This Second Addendum shall be supplemental to the Term Loan Facility Agreement.
4.2
In the event of any conflict between the provisions of the Term Loan Facility Agreement and any of the provisions of this Second Addendum, this Second Addendum shall prevail.
5.
COUNTERPARTS

This Second Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement as at the Signature Date.

6.
GENERAL
6.1
No contract varying, adding to, deleting from, or cancelling this Second Addendum, and no waiver of any right under this Second Addendum, shall be effective unless reduced to writing and signed by or on behalf of the Parties.
6.2
This Second Addendum contains the entire agreement between the Parties relating to the matters recorded herein, and no Party shall be bound by any undertakings, representations, warranties, promises or the like not recorded in this Second Addendum.
7.
SIGNATURE

Signed on behalf of the Parties set out below, each signatory warrants that he or she has due authority to do so.

[SIGNATURE PAGE FOLLOWS]

SIGNED at Sandton on this the 25 day February of 2026.

For and on behalf of

THE LENDER
/s/ Mangaliso Mithi

Signatory:	Mangaliso Mithi
Capacity:	Regional Finance Director
Who warrants his authority hereto

SIGNED at Dallas on this the 26th day February of 2026.

For and on behalf of

ASP ISOTOPES INCORPORATED /s/ Robert Ainscow

Signatory:	Robert Ainscow
Capacity:	COO
Who warrants his authority hereto

SIGNED at Sandton on this the 25 day February of 2026.

For and on behalf of
THE BORROWER
/s/ Nick Mitchell

Signatory:	Nick Mitchell
Capacity:	COO
Who warrants his authority hereto